Exhibit 32.2

Hercules Incorporated

SECTION 1350 CERTIFICATION

In connection with the quarterly report of Hercules Incorporated (the “Company”) on Form 10-Q for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Allen A. Spizzo, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Allen A. Spizzo
Allen A. Spizzo
Vice President and Chief Financial Officer
August 1, 2007